Exhibit 10.2

CUSTOM VEHICLE BUILD AND PROFIT SHARING AGREEMENT

This Custom Vehicle Build and Profit Sharing Agreement (this “Agreement”) is entered into as of [ ] (the “Effective Date”), by and between:

ECD Automotive Design, Inc., a Delaware corporation, with its principal place of business in Florida (“ECDA”), and

Flexible Car Funding Inc., a Tx corporation, with its principal place of business in Texas (“FCF”).

ECDA and FCF may be referred to individually as a “Party” and collectively as the “Parties.”

1. PURPOSE

The purpose of this Agreement is to establish the terms under which the Parties will collaborate on the custom build and sale of an individual custom vehicle ( a “Build”), whereby FCF funds and owns the base vehicle and all parts used in each Build, ECDA performs custom build services, and the Parties share profits upon sale of each completed vehicle.

2. SCOPE OF BUILD

2.1 Number of Builds.
This Agreement applies to [ ]. This agreement can be extended to multiple builds upon the agreement of both parties.

2.2 Build Specifications.
For each Build, the Parties shall mutually agree in writing on:

the base vehicle,

the scope of customization,

parts and materials to be used, and

the agreed labor allocation and cost (the “Build Specification”).

3. OWNERSHIP OF VEHICLES AND PARTS

3.1 FCF Ownership.
FCF shall pay for and retain sole legal and beneficial ownership of:

the base vehicle, and

all parts, components, and materials purchased for each Build
(collectively, the “Vehicle Assets”) at all times prior to sale to the end customer.

3.2 No Transfer of Title.
Nothing in this Agreement shall be deemed to transfer ownership of any Vehicle Assets to ECDA prior to sale of the completed vehicle.

4. LABOR AND BUILD SERVICES

4.1 ECDA Services.
ECDA shall perform the custom build services in accordance with the applicable Build Specification in a commercially reasonable and workmanlike manner.

4.2 Labor Allocation.
Labor costs for each Build shall be agreed upon in advance in writing and shall constitute the “Labor Allocation.”

4.3 No Implied Guarantees.
Except as expressly stated herein, ECDA makes no guarantee regarding sale price, marketability, or timing of sale of any completed vehicle.

5. SALE OF COMPLETED VEHICLES

5.1 Sale Process.
Each completed vehicle shall be marketed and sold pursuant to terms mutually agreed upon by the Parties.

5.2 Sale Proceeds.
Upon sale of a completed vehicle, the gross sale price (the “Sale Proceeds”) shall be applied as follows, in this order:

reimbursement to FCF for all costs incurred for the base vehicle and parts;

deduction of the agreed Labor Allocation payable to ECDA; and

the remaining amount shall constitute Net Profit.

6. PROFIT SHARING

6.1 Net Profit Definition.
“Net Profit” means the Sale Proceeds remaining after deduction of:

all FCF-funded vehicle and parts costs, and

the agreed Labor Allocation.

6.2 Profit Split.
Net Profit shall be split fifty percent (50%) to ECDA and fifty percent (50%) to FCF.

6.3 Payment Timing.
Profit distributions shall be made within 1day following receipt of Sale Proceeds.

7. RECORDS AND TRANSPARENCY

Each Party shall maintain accurate records relating to costs, labor, and Sale Proceeds for each Build and shall reasonably cooperate in providing documentation upon request.

8. TERM AND TERMINATION

8.1 Term.
This Agreement shall remain in effect until the earlier of:

completion and sale of one build, or

termination pursuant to this Section.

8.2 Termination for Convenience.
Either Party may terminate this Agreement upon 5 days’ written notice; provided, however, that any Build already approved shall continue to completion unless otherwise agreed in writing.

9. INDEPENDENT CONTRACTORS

The Parties are independent contractors. Nothing herein shall be deemed to create a partnership, joint venture, or agency relationship except for the limited profit-sharing arrangement expressly described.

10. CONFIDENTIALITY

Each Party agrees to keep confidential all non-public commercial, pricing, and build information exchanged in connection with this Agreement, unless where required by law.

11. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to conflict of laws principles.

12. MISCELLANEOUS

Entire Agreement. This Agreement constitutes the entire agreement between the Parties.

Amendments. Any amendment must be in writing and signed by both Parties.

Counterparts. This Agreement may be executed in counterparts.

SIGNATURES

ECD AUTOMOTIVE DESIGN, INC.

By: __________________________
Name:
Title:
Date:

FLEXIBLE CAR FUNDING INC.

By: __________________________
Name:
Title:
Date: